                                                     Filed Pursuant to Rule 497e
                                                     File No. 33-50857

                                                            January 5, 2005
                                                                  Supplement

[GRAPHIC OMITTED]

 SUPPLEMENT DATED JANUARY 5, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                     MORGAN STANLEY LIMITED DURATION FUND
                              Dated June 30, 2004

     The disclosure in the Fund's Statement of Additional Information in the
section entitled "VI. Brokerage Allocation and Other Practices, F. Revenue
Sharing," is hereby deleted and replaced with the following section:

F. REVENUE SHARING

     The Investment Adviser and/or the Distributor may pay compensation, out of their own funds and not as an additional charge to the Fund, to Morgan Stanley
DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution-related or transfer agency/shareholder servicing fees that may be payable by the Fund or by the Distributor. The additional payments may be based on current assets, gross sales, the Fund's advisory fee or other measures as determined from time to time by the Investment Adviser or the Distributor. The amount of these payments, as determined from time to time by the Investment
Adviser or the Distributor, may be substantial and may be different for different Intermediaries.

     These payments currently include the following amounts which are paid to
Financial Advisors and Intermediaries' salespersons in accordance with the applicable compensation structure:

   (1)   On sales of the Fund, an amount equal to 0.25% of the value of shares of the Fund held in Morgan Stanley DW's or the Intermediaries'
         accounts.

   (2)   On sales (except purchases through 401(k) platforms) through Morgan
         Stanley DW's Mutual Fund Network:

      o An amount equal to 0.20% of gross sales of Fund shares; and

      o For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

   (3)   An amount equal to 0.20% on the value of shares sold through 401(k)
         platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide
Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the
Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.